UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2011 (April 12, 2011)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 12, 2011, Bloomberg issued a news article stating that Xfone (the “Company”) had received a license to become a mobile-phone provider in Israel.  The article incorrectly reported that the license was granted to the Company, when it was in fact granted to the Company’s former subsidiary, Xfone 018 Ltd.  The Company completed the disposition of its 69% interest in Xfone 018 Ltd. effective as of August 31, 2010 and more fully described in the Company’s Current Report on Form 8-K filed with the SEC on August 31, 2010.

On April 12, 2011, the Company sent a notice to the Israel Securities Authority and the Tel Aviv Stock Exchange (the “Notice”) clarifying that the sale of the Company's holdings of Xfone 018 Ltd. was completed on August 31, 2010.  A copy of the Notice (Translated from Hebrew into English) is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)           Exhibits.

Exhibit No.	Description
99.1	Notice to the Israel Securities Authority and the Tel Aviv Stock Exchange dated April 12, 2011 (Translated from Hebrew into English).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: April 13, 2011	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Notice to the Israel Securities Authority and the Tel Aviv Stock Exchange dated April 12, 2011 (Translated from Hebrew into English).